SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   October 22, 2003
                                                  (October 22, 2003)
                                                --------------------------------


                        D & K HEALTHCARE RESOURCES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               000-20348                               43-1465483
--------------------------------------------------------------------------------
         (Commission File Number)              (IRS Employer Identification No.)


         8235 Forsyth Blvd, St. Louis, MO                          63105
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)


                                 (314) 727-3485
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

          99.1 Press release of D&K Healthcare Resources, Inc. dated October 22, 2003, reporting D&K's fiscal 2004 first quarter earnings results and announcing the agreement to acquire Walsh HealthCare Solutions, Inc.

Item 9.  Regulation FD Disclosure
         (See Item 12 below)

Item 12. Disclosure of Results of Operations and Financial Condition

     On October 22, 2003, D & K Healthcare Resources, Inc. issued a press release reporting its fiscal 2004 first quarter earnings results and announcing it had entered into an agreement to acquire Walsh HealthCare Solutions, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Items 9 and 12 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 22, 2003

                               D & K HEALTHCARE RESOURCES, INC.


                               By: /s/ Thomas S. Hilton
                                   ---------------------------------------------
                                               Thomas S. Hilton
                               Senior Vice-President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



         Exhibit
         Number            Description
         -------           -----------

           99.1 Press release of D&K Healthcare Resources, Inc. dated October 22, 2003, reporting D&K's fiscal 2004 first quarter earnings results and announcing the agreement to acquire Walsh HealthCare Solutions, Inc.